SUMMARY PROSPECTUS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

March 1, 2023

Class A	Class C	Class R6	Advisor Class
FAFRX	FCFRX	FFRDX	FDAAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

FRANKLIN FLOATING RATE DAILY ACCESS FUND
SUMMARY PROSPECTUS

Franklin Floating Rate Daily Access Fund

Investment Goal

High level of current income. A secondary goal is preservation of capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds and certain other funds distributed through Franklin Distributors, LLC, the Fund’s distributor. More information about these and other discounts is available from your financial professional and under “Your Account” on page 136 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 90 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%		None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $500,000 or more (see "Investment of $500,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.56%	0.56%	0.56%	0.56%
Distribution and service (12b-1) fees	0.25%	0.65%	None	None
Other expenses	0.14%	0.14%	0.11%	0.14%
Acquired fund fees and expenses	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[1]	0.98%	1.38%	0.70%	0.73%
Fee waiver and/or expense reimbursement[2]	-0.03%	-0.03%	-0.09%	-0.03%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.35%	0.61%	0.70%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2 The investment manager has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, the transfer agent has agreed to limit its fees on Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until February 29, 2024. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$320	$528	$752	$1,397
Class C	$237	$434	$752	$1,545
Class R6	$62	$215	$381	$862
Advisor Class	$72	$231	$404	$905
If you do not sell your shares:
Class C	$137	$434	$752	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held

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in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37.05% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (LIBOR) or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Floating interest rate corporate loans and debt securities, also called bank loans or senior floating rate interests (collectively, floating rate investments), generally have credit ratings below investment grade and may be subject to restrictions on resale. Under normal market conditions, the Fund invests at least 75% of its net assets in floating rate investments that are rated B- or higher at the time of purchase by a nationally recognized statistical rating organization (NRSRO) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Under normal market conditions, the Fund may invest up to 25% of its net assets in floating rate investments that are rated below B- by an NRSRO or, if unrated, are determined to be of comparable quality by the investment manager.

The Fund's floating rate investments typically hold the most senior position in the capitalization structure of a company and are generally secured by specific collateral. Such senior position means that, in case the company becomes insolvent, the lenders or security holders in a senior position like the Fund's position will typically be paid before other unsecured or subordinated creditors of the company from the assets of the company.

The Fund typically invests in a corporate loan or corporate debt security if the investment manager judges that the borrower can meet the scheduled payments of interest and principal on the obligation. The investment manager performs its own independent credit analysis of each borrower/issuer and of the collateral structure securing the Fund’s investment. The investment manager also considers the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower and of any shareholder or other entity providing credit support to the borrower.

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The Fund may invest in “covenant lite” loans and debt securities. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may have tranches that contain fewer or no maintenance financial covenants, which require borrowers/issuers to meet financial requirements specified under the loan credit agreement that are tested regularly for compliance. The most common examples of maintenance financial covenants include maximum leverage and minimum interest coverage ratios. Because a covenant lite loan or debt security does not require the borrower to maintain these financial tests regularly, investors typically have less ability to declare a default, and therefore receive collateral in a timely manner, or to force restructurings and other capital changes on struggling borrowers compared to an otherwise similar loan that does contain maintenance financial covenants. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with maintenance financial covenants. However, depending on the circumstances, there are often alternative sources of recourse portfolio managers can seek in order to protect their investments. Further, the Fund typically invests in a corporate loan or corporate debt security, including those that are covenant lite, if the investment manager judges that the borrower can meet the scheduled payments of interest and principal on the obligation and meets other creditworthiness criteria.

The Fund may invest in structured fixed income securities, including collateralized loan obligations (CLOs).

The Fund currently limits its investments in debt obligations of non-U.S. entities to no more than 25% of its total assets. The Fund currently invests predominantly in debt obligations that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

The Fund currently does not intend to invest more than 25% of its net assets in the obligations of borrowers in any single industry, except that, under normal market conditions, the Fund invests more than 25% of its net assets in debt obligations of companies operating in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. These firms, or "agent banks," may serve as administrators of corporate loans issued by other companies. For purposes of this restriction, the Fund currently considers such companies to include the borrower, the agent bank and any intermediate participant. The Fund may invest up to 100% of its net assets in loans where firms in such industry group are borrowers, agent banks or intermediate participants.

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In addition to the Fund’s main investments, the Fund may invest up to 20% of its net assets in certain other types of debt obligations and equity or debt securities, including, but not limited to, other secured, second lien, subordinated or unsecured corporate loans and corporate debt securities, fixed rate obligations of U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities and equity securities (including convertible securities, warrants and rights) to the extent that they are acquired in connection with or incidental to the Fund's other investment activities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Floating Rate Corporate Investments   Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value upon the sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

LIBOR Transition The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lent to one another in the international interbank market for short-term loans. In 2017, the U.K. Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition to an alternative rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies.

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There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Impairment of Collateral The value of collateral securing a loan or other corporate debt security may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund, or the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are

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more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Prepayment Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Income The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security.

Concentration   Because of the Fund’s focus on a given industry or group of industries, the losses the Fund may experience are greater upon any single economic, business, political, regulatory, or other occurrence affecting such industry or group of industries. As a result, there may be more fluctuation in the price of the Fund’s shares.

Collateralized Loan Obligations (CLOs)   The risks of an investment in a CLO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CLO in which the Fund invests. CLOs may be deemed to be illiquid and subject to the Fund’s restrictions on investments in illiquid investments. In addition to the normal risks associated with debt securities and loans (e.g.,

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interest rate risk, credit risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. The risks of investing in foreign securities are typically greater in less developed or emerging market countries.

Cybersecurity Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the investment manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing redeeming or exchanging or receiving distributions. The investment manager has limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund or investment manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager and their

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service providers are subject to the risk of cyber incidents occurring from time to time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2016, Q3	4.17%
Worst Quarter:	2020, Q1	-11.76%

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Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception
Franklin Floating Rate Daily Access Fund - Class A
Return before taxes	-3.97%	0.69%	1.96%	—
Return after taxes on distributions	-6.03%	-1.23%	0.11%	—
Return after taxes on distributions and sale of Fund shares	-2.30%	-0.27%	0.68%	—
Franklin Floating Rate Daily Access Fund - Class C	-2.97%	0.77%	1.80%	—
Franklin Floating Rate Daily Access Fund - Class R6	-1.44%	1.54%	—	2.41%	[1]
Franklin Floating Rate Daily Access Fund - Advisor Class	-1.40%	1.43%	2.46%	—
Credit Suisse Leveraged Loan Index (index reflects no deduction for fees, expenses or taxes)	-1.06%	3.24%	3.78%	—

1.	Since inception May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Reema Agarwal, CFA
Senior Vice President of Advisers and portfolio manager of the Fund since 2019.

Judy Sher
Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Justin Ma, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2013.

Margaret Chiu, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

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Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin Distributors, LLC One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Floating Rate Daily Access Fund

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